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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                             ____________________________

                                       FORM 8-K
                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934
                             ____________________________


     Date of Report (Date of earliest event reported): August 27, 1996

                                  LogiMetrics, Inc.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)

     Delaware                  0-10696                  11-2171701
     ---------------           ----------------         --------------
     (State or other           (Commission File         (IRS Employer
     jurisdiction of           Number)                  Identification
     incorporation)                                     No.)

                                121-03 Dupont Street
                                 Plainview, New York
                      ----------------------------------------
                       (Address of principal executive offices)

                                        11803
                                     ----------
                                     (Zip Code)

     Registrant's telephone number, including area code:
     (516) 349-1700
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     Item 4.  Changes in Registrant's Certifying Accountant

     (a) On August 27, 1996, LogiMetrics, Inc., based on the direction of its Board of Directors, dismissed Holtz Rubenstein & Co., LLP as the Registrant's independent accountants.

     (b) During the fiscal years ended June 30, 1994 and 1995 and any subsequent interim periods, there have been no disagreements with Holtz Rubenstein & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) Holtz Rubenstein & Co., LLP's report on the financial statements for the fiscal years ended June 30, 1994 and 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles and the Registrant has not brought to the attention of Holtz Rubenstein & Co., LLP any events or transactions subsequent to June 30, 1995 that would have a material affect upon those financial statements.

     (d) The Registrant has requested that Holtz Rubenstein & Co., LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Holtz Rubenstein & Co., LLP's letter to the SEC, dated September 9, 1996, is filed as Exhibit 16.1 to the Form 8-K.

     Item 7.  Financial Statements and Exhibits.

     (c)      Exhibits

     16.1 Letter from Holtz Rubenstein & Co., LLP to the SEC, dated September 9, 1996




















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                                     SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               LOGIMETRICS, INC.



                               By:     /s/ Russell J. Reardon
                                       ------------------------------
                                       Name:  Russell J. Reardon
                                       Title: Chief Financial Officer



     Date:  September 9, 1996
































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